                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)   Filed by a Party other than the Registrant ( )

Check the appropriate box:

(   )   Preliminary Proxy Statement
(   )   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
( X )   Definitive Proxy Statement
(   )   Definitive Additional Materials
(   )   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           WINMAX TRADING GROUP, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                         Hamilton, Lehrer & Dargan, P.A.
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                             Telephone 561-416-8956
                             Facsimile 561-416-2855

Payment of Filing Fee (Check the appropriate box):
(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies: _______
    2) Aggregate number of securities to which transaction applies: _______
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______
    4) Proposed maximum aggregate value of transaction: _______
    5) Total fee paid: _______

( ) Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid: _______
    2) Form, Schedule or Registration Statement No.: _______
    3) Filing Party: _______
    4) Date Filed: _______

                           WINMAX TRADING GROUP, INC.
                          5920 Macleod Trail, Suite 208
                         Calgary, Alberta Canada T2H 0K2
                                 (888) 533-4555

   NOTICE OF PROPOSED ACTION OF SHAREHOLDERS BY WRITTEN CONSENT TO BE HELD ON
                                October 18, 2002.

September 27, 2002

Dear Shareholder:

Winmax Trading Group, Inc. (hereafter referred to as "the Company," "we," "our,"
or "us"), a Florida corporation, ON BEHALF OF ITS BOARD OF DIRECTORS, is mailing this Proxy Statement on or about September 27, 2002 to all holders of its common stock, par value $.001 per share ("common stock"). We are providing this Proxy Statement to our Shareholders to solicit proxies so that we can take certain action by written consent of the holders of a majority of our issued and outstanding common stock, without a special meeting of our Shareholders. If you do not return your Proxy to our attorneys, Hamilton, Lehrer & Dargan, P.A.,
Attention: Brenda Lee Hamilton, Esquire, at 2 East Camino Real, Suite 202, Boca
Raton, Florida 33432, by October 18, 2002, it will have the same effect as a vote in favor of the Proposed Action by Written Consent of Shareholders
described in the accompanying Proxy Statement. In order for the following action to occur which is explained in the accompanying Proxy Statement, we must obtain approval of the Shareholders of a majority of our issued and outstanding common stock. In the event that we obtain approval of less than Fifty-One Percent (51%)
of the Shareholder vote in favor of the Proposed Action as described in this
Proxy Statement, we will not proceed with the recommended Action to be voted upon.

The recommended Action to consider and vote upon is the following:
PROPOSED ACTION BY WRITTEN CONSENT OF SHAREHOLDERS - AMENDMENT TO OUR ARTICLES
OF INCORPORATION To amend our Articles of Incorporation to: increase our authorized shares of common stock to SEVEN HUNDRED FIFTY MILLION (750,000,000)
shares.

THE ACCOMPANYING PROXY STATEMENT PROVIDES INFORMATION ABOUT THE PROPOSED ACTION.
OUR BOARD OF DIRECTORS ENCOURAGES YOU TO CAREFULLY READ THE ENTIRE PROXY
STATEMENT, DOCUMENTS INCORPORATED BY REFERENCE, AND THE APPENDIX CAREFULLY.

ON SEPTEMBER 17, 2002, OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED (SUBJECT
TO SHAREHOLDER APPROVAL) THE PROPOSED ACTION INCREASING OUR AUTHORIZED COMMON
STOCK TO 750,000,000 SHARES. OUR BOARD OF DIRECTORS HAS DETERMINED THAT THE
PROPOSED ACTION IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY. OUR BOARD
OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' THIS PROPOSED ACTION; HOWEVER, YOU
SHOULD CONSULT YOUR OWN LAWYER, ACCOUNTANT, AND/OR FINANCIAL ADVISOR PRIOR TO
DECIDING TO VOTE.

Thank you for your continued support.
By Order of the Board of Directors.
/s/Gerald Sklar
   Gerald Sklar

September 27, 2002

                                    IMPORTANT

We urge you to sign, date, and return the enclosed Proxy at your earliest convenience which will ensure that we receive a majority vote of the matters to be voted upon. YOU MUST RETURN YOUR PROXY TO OUR ATTORNEYS, HAMILTON, LEHRER &
DARGAN, P.A., ATTENTION: BRENDA LEE HAMILTON, ESQUIRE, AT: 2 EAST CAMINO REAL,
SUITE 202, BOCA RATON, FLORIDA 33432 BEFORE OCTOBER 18, 2002 TO HAVE YOUR VOTE
COUNTED. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE US THE
EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope is enclosed for that purpose. Shareholders who execute Proxies retain the right to revoke them at any time before they are voted by delivering a signed statement to our attorneys, Hamilton, Lehrer & Dargan, P.A., Attention: Brenda Lee
Hamilton, Esquire, at 2 East Camino Real, Suite 202, Boca Raton, Florida 33432,
telephone (561) 416-8956, facsimile (561) 416-2855, at any time before it is voted. The cost of the solicitation of Proxies is to be borne by the Company.
All Proxies will be deemed voted as of October 18, 2002.

                         SUMMARY OF THE PROPOSED ACTIONS

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY
NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND FULLY
THE PROPOSED ACTION TO BE ACTED UPON, YOU SHOULD CAREFULLY READ THE ENTIRE PROXY
STATEMENT, INCLUDING THE ATTACHED APPENDIX 1.

RECOMMENDATION OF OUR BOARD OF DIRECTORS. Prior to receipt of Shareholder approval, our Board of Directors has determined that the Proposed Action by
Written Consent of Shareholders - Amendment to our Articles of Incorporation
increasing our authorized capital shares to 750,000,000 is advisable and in our best interest and the best interest of the Shareholders.

PROPOSED ACTION BY WRITTEN CONSENT OF SHAREHOLDERS - AMENDMENTS TO OUR ARTICLES
OF INCORPORATION. The following amendment to our Articles of Incorporation is proposed for vote: Increase our authorized shares of common stock. We propose to amend our Articles of Incorporation to increase our authorized shares of common stock to 750,000,000 shares of common stock from 2,500,000 shares of common stock.

                           WINMAX TRADING GROUP, INC.
                          5920 Macleod Trail, Suite 208
                         Calgary, Alberta Canada T2H 0K2
                                 (888) 533-4555

                        PROXY STATEMENT FOR SHAREHOLDERS

        FOR WRITTEN CONSENT OF SHAREHOLDERS WITHOUT A MEETING TO OCCUR ON
                                OCTOBER 18, 2002

GENERAL
This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Winmax Trading Group, Inc. (the "Company", "we",
"our," or "us") to take certain actions by written consent of its Shareholders holding a majority of its outstanding shares of common stock, without a meeting, for the purpose of approving the Company's Proposed Action by Written Consent of
its Shareholders. The Proposed Action is to amend the Company's Articles of
Incorporation to increase its authorized common stock to 750,000,000 as set forth herein.

ADDITIONAL INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and in accordance therewith we file periodic reports, including annual and quarterly reports on Forms 10-KSB and
10-QSB, respectively (the '1934 Act Filings'), Proxy Statements and other reports and information with the Securities and Exchange Commission (the
'Commission'). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at Room
1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange
Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C.
20549, at prescribed rates. The Commission maintains a web site on the Internet
(http://www.sec.gov) that contains reports, Proxies and Proxy Statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ('EDGAR').

GENERAL INFORMATION AND INTRODUCTION
This Proxy Statement is being mailed or otherwise furnished to stockholders of
WINMAX TRADING GROUP, INC., a Florida Corporation (the 'Company,' `we,' `us,' or
`our'), in connection with a proposed action (the 'Proposed Action') to approve by written consent of a majority of the holders of our common stock, an amendment (the 'Amendment') to our Articles of Incorporation to increase our authorized common stock, $.001 par value, to 750,000,000 shares from 2,500,000 shares. The Board of Directors believes that it is advisable and in our best interest to have available additional authorized but unissued shares of our common stock in an amount adequate to provide for our current and future needs.

This Proxy Statement is being first sent to stockholders on or about September
27, 2002. We anticipate that the Amendment to our Articles of Incorporation will become effective on or about October 25, 2002, if we obtain shareholder approval of the proposed action.

VOTE BY WRITTEN CONSENT OF SHAREHOLDER - SECTION 607.0704 FLORIDA BUSINESS
CORPORATION LAW
Section 607.0704 of the Florida Business Corporation Law (the 'Florida Law')
provides that the written consent of the holders of the outstanding shares of
Voting Capital Stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon are present and voted, may be substituted for such a special meeting. Pursuant to Section 607.1003 of the Florida Business
Corporation Law and the Company's Bylaws, a majority of the outstanding shares of common stock entitled to vote thereon is required in order to amend the
Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish our purposes as hereafter described, our Board of Directors voted to utilize and attempt to obtain the vote of 51% of our outstanding shares of common stock to vote in favor of the action.

VOTING
Shareholders of record at the close of business on September 27, 2002 will be entitled to vote on the proposed action on the basis of ONE (1) vote for each share of common stock held. We have no shares of preferred stock outstanding and no shares of preferred stock will vote on the Proposed Action. Cumulative voting is not permitted. On September 17, 2002, there were Two Million Four
Hundred Ninety-Nine Thousand Three Hundred Thirteen (2,499,313) shares of our common stock outstanding, held of record by fifty-three (53) Shareholders.

NO  PERSONS  HAVE  BEEN  AUTHORIZED  TO GIVE  ANY  INFORMATION  OR TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION
WITH THE  SOLICITATION  OF PROXIES  MADE  HEREBY,  AND,  IF GIVEN OR MADE,  SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
BY US OR ANY OTHER PERSON.

ITEM 1.  DATE, TIME AND PLACE INFORMATION
The time for submitting Proxies will expire at 5:00 P.M. Eastern Standard Time on October 18, 2002. All Proxies should be mailed to our attorneys, Hamilton,
Lehrer & Dargan, P.A., Attention: Brenda Lee Hamilton, Esquire, at: 2 East
Camino Real, Suite 202, Boca Raton, Florida 33432; telephone (561) 416-8956;
facsimile (561) 416-2855.

RECORD DATE; SOLICITATION OF PROXIES
Our Board of Directors (the "Board") has fixed 5:00 P.M. Eastern Standard Time on September 27, 2002 as the Record Date for the determination of Shareholders entitled to notice of, and to vote for:

     Proposed Action by Written Consent of Shareholders - Amendment to our
     Articles of Incorporation to increase our authorized common stock to
     750,000,000 shares.

This Proxy Statement will be sent to Shareholders of our common stock on
September 27, 2002. Any questions or requests for assistance regarding our
Proxies and related materials may be directed in writing to our attorneys at:

                         HAMILTON, LEHRER & DARGAN, P.A.
                     ATTENTION: BRENDA LEE HAMILTON, ESQUIRE
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                            Telephone (561) 416-8956
                            Facsimile (561) 416-2855

PROCEDURE AND DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSED ACTION
The deadline for submission of a Shareholder PROPOSED ACTION for inclusion in our Proxy Statement and form of Proxy for our next annual meeting is January 3,
2003. The Proposed Action cannot exceed FIVE HUNDRED (500) words, including any accompanying supporting statement. The required form of the Shareholder Proposed
Action is a signed statement which shall not exceed FIVE HUNDRED (500) words. To be eligible to make a Proposed Action, the Shareholder must have continuously held at least TWO THOUSAND DOLLARS ($2,000) in market value or ONE PERCENT (1%)
of our securities entitled to vote on the Proposed Action at the meeting for at least ONE (1) year by the date you submit the Proposed Action. As a Securities and Exchange Commission reporting company, we are subject to Exchange Act Rule
14a-7, the "divulge or mail" rule, regarding shareholder lists and soliciting materials of a security holder. Under Exchange Act Rule 14a-7, upon request by any record or beneficial owner of our securities entitled to vote at a meeting or to execute a consent or authorization, we have the option either to provide a list of security holders or to mail the security holder's soliciting materials to our record Shareholders. In either case, the requesting security Shareholder must reimburse us for the cost we incurred in preparing the shareholder list or in mailing the materials to security holders.

ITEM 2. REVOCABILITY OF PROXY
Shareholders who execute Proxies retain the right to revoke them at any time before they are voted by delivering a signed statement to our attorneys,
Hamilton, Lehrer & Dargan, P.A., Attention: Brenda Lee Hamilton, Esquire, at 2
East Camino Real, Suite 202, Boca Raton, Florida 33432, telephone (561)
416-8956, facsimile (561) 416-2855, at any time before it is voted. The cost of the solicitation of Proxies is to be borne by the Company. All Proxies will be deemed voted as of October 18, 2002.

ITEM 3. DISSENTERS' RIGHT OF APPRAISAL
Florida law does not provide for appraisal or dissenters' rights for
Shareholders who vote against the proposed action should the proposed action be approved. We will not provide appraisal or dissenters' rights for Shareholders who vote against the proposed action. As such, there are no appraisal or dissenters' rights in regard to the proposed action to amend our Articles of
Incorporation to increase the number of shares of common stock that we are authorized to issue to 750,000,000 common shares.

ITEM 4. PERSONS MAKING THE SOLICITATION
The solicitation of these Proxies is being made by us and our Directors. None of our Directors have expressed an intention to oppose the Proposed Action by
Written Consent of Shareholders increasing our authorized common stock to
750,000,000, as set forth in our letter to our Shareholders or otherwise described herein. Our Directors have unanimously approved the Proposed Action.
We and our directors are soliciting Proxies by use of the mails.

We will reimburse banks, brokerage houses, custodians, and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the Proxy materials to those persons for whom they hold such shares.
As of September 27, 2002 we have spent $1,500.00 on costs associated with this
Proxy. We will bear all costs associated with the solicitation of Proxies. We anticipate total costs of ONE THOUSAND FIVE HUNDRED DOLLARS ($1,500.00)
associated with soliciting Proxies therefore, including the cost of printing and mailing this Proxy Statement and related materials.

ITEM 5. INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON
No director, executive officer, nominee for election as a director of the
Company, or any associate thereof, will receive any extra or special benefit as a result of the matters to be acted upon herein, that is not similarly shared on a pro rata basis by all other Shareholders of our common stock.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
We currently have one class of voting stock outstanding which is our common stock. As of September 17, 2002, we have 2,499,313 shares of common stock outstanding, all of which are entitled to vote on the proposed action by written consent of Shareholders seeking to amend our Articles of Incorporation increasing our authorized shares of common stock to 750,000,000 shares.

The Board has fixed 5:00 P.M. Eastern Standard Time on September 27, 2002 as the
Record Date for the determination of Shareholders entitled to notice of, and to vote for, the Proposed Action by Written Consent of Shareholders increasing our authorized common stock to 750,000,000 shares. The time for submitting Proxies will expire at 5:00 P.M. Eastern Standard Time on October 18, 2002.

Security Ownership of Certain Beneficial Owners and Management.
The following tables set forth the ownership as of September 17, 2002 by:
        o   Each shareholder known by us to own beneficially more than Five
            Percent (5%) of our common stock;
        o   Each Executive Officer;
        o   Each Director or nominee to become a Director; and
        o   All Directors and Executive Officers as a group.

Name &                                   Nature of
Address                                      Beneficial    Title       Percent
Of Beneficial Owner                Amount    Ownership     of Class    of Class

Gerald E. Sklar                    821,634    Direct        common      32.9%
5920 Macleod Trail, Suite 208
Calgary, Alberta Canada T2H 0K2
--------------------------------------------------------------------------------
Dave Young                          85,000    Direct        common       3.4%
5920 Macleod Trail, Suite 208
Calgary, Alberta Canada T2H 0K2
--------------------------------------------------------------------------------
Elaine Prober                       35,000    Direct        common       1.4%
5920 Macleod Trail, Suite 208
Calgary, Alberta Canada T2H 0K2
--------------------------------------------------------------------------------
Directors and Executive Officers   941,634                              37.7%
As a Group
--------------------------------------------------------------------------------

There are no beneficial owners of more than five percent (5%) of our common stock other than our Chairman of the Board/Chief Executive Officer, Gerald E.
Sklar.

This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table, we believe that each of the
Shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Except as otherwise noted herein, we are not aware of any arrangements which may result in a change in our control.

None of our Officers, Directors, key personnel or principle stockholders is related by blood or marriage.

CHANGE IN CONTROL
We have had no changes in control since the beginning of our last fiscal year.

Item 7. DIRECTORS AND EXECUTIVE OFFICERS
No action is to be taken under the Proposed Action with respect to the election of Directors; accordingly, information that would otherwise be required under this section is not being provided.

Item 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
No action is to be taken under this Proposed Action with respect to the election of Directors; any bonus, profit sharing or other compensation plan, contract or arrangement in which any director, nominee for election as a director, or executive officer of the Company will participate; any pension or retirement plan in which any such person will participate; or the granting or extension to any such person of any options, warrants or rights to purchase any securities, other than warrants or rights issued to security holders as such, or on a pro rata basis. Accordingly, information that would otherwise be required under this section is not being provided.

ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS
Not Applicable.

ITEM 10. COMPENSATION PLANS
Not Applicable.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE
PROPOSED ACTION BY WRITTEN CONSENT OF SHAREHOLDERS - AMENDMENT TO OUR ARTICLES
OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK TO
750,000,000 SHARES.

Our Board of Directors believes that it is advisable and in our best interest to have available additional authorized but unissued shares of common stock in an amount adequate to provide for our current and future needs.

The Amendment to our Articles of Incorporation is included as Appendix 1 to this
Proxy Statement. WE URGE YOU TO READ THE FORM OF THE AMENDMENT TO OUR ARTICLES
OF INCORPORATION IN ITS ENTIRETY. This Amendment to our Articles of
Incorporation has been unanimously approved by our Board of Directors. We are soliciting proxies so that we can take certain action by written consent of the holders of a majority of our issued and outstanding common stock, without a special meeting of our Shareholders.

AUTHORIZED SHARES OF COMMON STOCK. Our Articles of Incorporation currently authorize us to issue a total of Two Million Five Hundred Thousand (2,500,000)
shares of common stock. Our Board of Directors unanimously approved, declared it advisable and in our best interests and directed that there be submitted to the vote of our Shareholders for action by written consent the proposed amendment to

Article Two of our Articles of Incorporation to approve an amendment (the
'Amendment') to our Articles of Incorporation to increase our authorized capital stock to seven hundred fifty million (750,000,000) shares of common stock, $.001 par value, per share from two million five hundred thousand (2,500,000) shares.
We must amend our Articles of Incorporation to increase our authorized capital

                                       10

shares of common stock to seven hundred fifty million (750,000,000) shares. We have no shares of preferred stock outstanding and, as such, no shares of preferred stock will vote on the Proposed Action to Amend our Articles of
Incorporation to increase our authorized common stock to seven hundred fifty million (750,000,000) shares. Our preferred stock is not affected by the
Proposed Action.

Reason for the Transaction.
The principal purpose to authorize additional shares of our common stock is to provide us with additional financial flexibility to issue common stock for purposes which may in the future be deemed in the best interests of our
Shareholders. Such financial flexibility would include the ability to obtain possible future financing, to make possible acquisitions through the use of our common stock, and for other general corporate purposes including employee benefit stock option programs, paying consultants, and stock options to recruit additional management. Although we presently have no current plans to issue addition stock, if authorized, for the foregoing proposed purposes, having such additional authorized shares of common stock available for issuance in the future would give us greater flexibility and may allow such shares to be issued without the expense and delay of a special Shareholders' meeting.

There are no assurances that any of the above-described possible transactions will occur. In addition, the proposed increase in the number of authorized shares of our common stock, coupled with the issuance of such shares, could have variety of effects on our Shareholders. Absent a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by any future common stock issuances would dilute the earnings per share and book value per share of all outstanding shares of our common stock. As a result, the potential realizable value of a stockholder's investment in our common stock may be negatively affected. In addition, additional shares of our common stock could be issued in one or more transactions that could make a change in control or takeover more difficult; common stock could have an anti-takeover effect. Nonetheless, management believes that having the financial flexibility to affect such transactions would ultimately be beneficial to the
Company and its Shareholders.

Additionally, the Board has recommended this action because we currently do not meet the proposed National Association of Security Dealers exchange listing requirements for the BBX Exchange (`BBX') which are expected to be implemented on January 1, 2003. Our common stock is currently quoted on the Over-the-Counter
Bulletin Board (`OTCBB') under the symbol WMTG; however, as of January 1, 2003 and continuing through June 1, 2003, the National Association of Security
Dealers, subject to the approval of the Securities and Exchange Commission, will phase out the Over-the-Counter Bulletin Board; accordingly, issuers who fail to meet the BBX requirements by June 1, 2003, will not be listed on the BBX. If approved, the OTCBB will be eliminated and replaced with an exchange with specific listing requirements, including requirements to have at least 100 round lot shareholders and a float of at least 200,000 shares. We currently do not meet these listing requirements because we have less than 100 shareholders of record. As such, in order to meet these requirements, we must obtain additional shareholders through the issuance of additional shares of our common stock. We currently do not have a sufficient amount of additional authorized but unissued shares of our common stock to obtain the required 100 shareholders for the BBX.

                                       11

We currently have fifty-three (53) shareholders of record and six hundred eighty-seven (687) unissued shares of our common stock. However, even if the
Proposed Action is approved by a majority of our Shareholders, there are no assurances that we will meet the new BBX listing exchange requirements. Should we fail to meet the new exchange listing requirements, our common stock will not trade on the BBX, and you may be unable to sell your shares. In the event we do not meet the listing requirements of the BBX Exchange, our common stock will likely be quoted on the National Quotation Bureau's Pink Sheets.

The additional authorized shares of common stock would be available for issuance by action of the Board of Directors without future action by the Shareholders, unless such action was specifically required by applicable law or rules of any securities market on which the common stock may be traded. Although the proposed increase in our authorized but unissued common stock could have potential anti-takeover effects, neither the Board of Directors nor our management are recommending this Proposed Action for that specific purpose. Nevertheless, we may be able to use the additional authorized but unissued shares to frustrate persons seeking to effect a takeover or otherwise gain control of us, for example, by privately placing shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid. We are not aware of any such hostile takeover bid at this time. Shares of common stock could also be issued to a Shareholder that would thereafter have sufficient voting power to assure that any Proposed Action to amend or repeal our Bylaws or certain provisions of the Articles of Incorporation would not receive the requisite vote required.
Such uses of the stock could render it more difficult or discourage an attempt to acquire control of the Company, if such transactions were opposed by the
Board of Directors.

If approved by written consent of the Shareholders on October 18, 2002, our
Articles of Amendment will be filed with the State of Florida to effect the increase in our authorized common stock to Seven Hundred Fifty Million
(750,000,000) common shares. We have no shares of preferred stock outstanding and, as such, no shares of preferred stock will vote on the Proposed Action to
Amend our Articles of Incorporation to increase our authorized common stock to
750,000,000 shares. The amount of our authorized and/or outstanding preferred stock will not be affected by the Proposed Action. We will continue to be authorized to issue One Million (1,000,000) Shares of preferred stock.

The Amendment to our Articles of Incorporation will not be implemented if the
Proposed Action is not approved by written consent of the holders of Fifty-One
Percent (51%) of our outstanding common stock.

As of September 17, 2002, there are 1,402,949 shares of our common stock held by non-affiliates and 1,096,364 shares of our common stock held by affiliates which
Rule 144 of the Securities Act of 1933 defines as restricted securities.

In general, under Rule 144 as currently in effect, any of our affiliates and any person or persons whose sales are aggregated who has beneficially owned his or her restricted shares for at least ONE (1) year, may be entitled to sell in the open market within any THREE (3) month period a number of shares of common stock that does not exceed the greater of (i) ONE PERCENT (1%) of the then outstanding shares of our common stock, or (ii) the average weekly trading volume in the common stock during the FOUR (4) calendar weeks preceding such sale. Sales under
Rule 144 are also affected by limitations on manner of sale, notice requirements, and availability of current public information about us.

                                       12

Non-affiliates who have held his or her restricted shares for ONE (1) year may be entitled to sell his or her shares under Rule 144 without regard to any of the above limitations, provided they have not been affiliates for the THREE (3)
months preceding such sale.

Further, Rule 144A as currently in effect, in general, permits unlimited resales of restricted securities of any issuer provided that the purchaser is an institution that owns and invests on a discretionary basis at least ONE HUNDRED
MILLION DOLLARS ($100,000,000) in securities or is a registered broker-dealer that owns and invests TEN MILLION DOLLARS ($10,000,000) in securities. Rule 144A allows our existing Stockholders to sell their shares of Common stock to such institutions and registered broker-dealers without regard to any volume or other restrictions. Unlike under Rule 144, restricted securities sold under Rule 144A to non-affiliates do not lose their status as restricted securities.

Each share of our common stock entitles the holder to ONE (1) vote, either in person or by Proxy, at meetings of our Shareholders. The vote of our
Shareholders holding a majority of the issued and outstanding shares of our common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to such act or action, except as otherwise provided by law. The
Shareholders are not permitted to vote his or her shares cumulatively.
Accordingly, the Shareholders of our common stock holding, in the aggregate, more than FIFTY-ONE PERCENT (51%) of our total shares of common stock can approve the Proposed Action. In such event, the Shareholders of our remaining minority shares will be unable to prevent the approval of the amendment to our
Articles of Incorporation increasing our authorized Shares.

Shareholders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our Board of Directors out of funds legally available therefore. We have not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Shareholders of our common stock have no preemptive rights. Upon liquidation, dissolution or winding up of the Company, the Shareholders of our common stock will be entitled to share ratably in the net assets legally available for distribution to Shareholders after the payment of all of our debts and other liabilities. All outstanding shares of our common stock are, and the common stock to be outstanding upon completion of this transaction will be, fully paid and assessable. There are not any provisions in our Articles of Incorporation or our Bylaws that would prevent or delay change in our control.

ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES
Not Applicable.

ITEM 13. FINANCIAL AND OTHER INFORMATION
Not Applicable.

ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS
Not Applicable.

ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY
Not Applicable.

                                       13

ITEM 16. RESTATEMENT OF ACCOUNTS
Not Applicable.

ITEM 17. ACTION WITH RESPECT TO REPORTS
Not Applicable.

ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED
Not Applicable.

ITEM 19. AMENDMENT OF CHARTER, BYLAWS, OR OTHERS DOCUMENTS
Previously provided.

ITEM 20. OTHER PROPOSED ACTION
Our Board of Directors is not currently aware of any business to be acted upon by written consent of the Shareholders other than as described herein. No other matters requiring Shareholder approval will be acted on.

ITEM 21. VOTE REQUIRED FOR APPROVAL
In order to approve the Proposed Action by Written Consent of Shareholders to
Amend our Articles of Incorporation to increase our authorized shares of common stock to Seven Hundred Fifty Million (750,000,000) Shares contemplated herein, we must obtain approval of Fifty-one Percent (51%) of the holders of our common stock. In the event that we obtain less than Fifty-one Percent (51%) of the vote of the Shareholders, we will not proceed with the Proposed Action contemplated herein. Votes will be counted by our attorneys, Hamilton, Lehrer & Dargan, P.A.
Abstentions will be counted in favor of the Proposed Action.

Shares of common stock that are represented by properly executed Proxies, unless such Proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such Proxies. If no contrary instructions are indicated, such shares will be voted for the matters contemplated herein, and in the discretion of the persons named in the
Proxy as Proxy appointees. Shares represented by Proxies that have voted against the Proposed Action presented cannot be used to postpone the matters to be voted upon herein in order to solicit more votes for the Proposition.

Under the rules of the National Association of Securities Dealers, Inc.,
although brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners, brokers will not be entitled to vote.

We will provide without charge to each person or entity, including any beneficial owner of such person or entity, to whom a copy of this Proxy
Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to our attorneys, Hamilton, Lehrer & Dargan, P.A., Attention: Brenda
Lee Hamilton, Esquire, at: 2 East Camino Real, Suite 202, Boca Raton, Florida
33432, telephone (561) 416-8956, facsimile (561) 416-2855.

                                       14

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT
Not applicable.

We hereby incorporate by reference the following documents which we have filed with the Commission:
(1) Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2002,
March 30, 2002, and September 30, 2001 filed with the Commission on September
16, 2002, May 24, 2002, and November 20, 2001, respectively; and
(2) Annual Report on Form 10-KSB for the year ended December 30, 2001 filed with the Commission on May 9, 2002; and
(3) Our Report on Form 8-KA filed with the Commission on March 12, 2002.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Gerald Sklar
    Gerald Sklar
    September 17, 2002

                                       15

--------------------------------------------------------------------------------

                                   APPENDIX 1
                                    PROPOSED
             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                           WINMAX TRADING GROUP, INC.

Pursuant to the provisions of Section 607.1006, Florida Statutes, the undersigned corporation, Winmax Trading Group, Inc. ("the Corporation"), adopts the following Articles of Amendment to its Articles of Incorporation.

I. Amendment.
The Articles of Incorporation of the Corporation are amended as follows:
Article Two of the Articles of Incorporation of Winmax Trading Group, Inc., is
deleted in its entirety and replaced with the following:
     "CLASSES AND NUMBER OF SHARES: The total number of shares of all classes of stock, which the corporation  shall have authority to issue is 751,000,000 shares, consisting of 750,000,000 shares of Common Stock, par value $.001 per share ("the Common Stock"), and 1,000,000 shares of Preferred  Stock, par value $1.00 per share ("the Preferred Stock").

     COMMON STOCK.
     VOTING RIGHTS AND POWERS. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his or her name.

     DIVIDENDS AND DISTRIBUTIONS.
     (i)   CASH DIVIDENDS. Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared  thereon by the Board of Directors from time to time out of assets or funds of the corporation legally available therefore.

     (ii)  OTHER DIVIDENDS AND DISTRIBUTIONS. The Board of Directors may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

     (iii) OTHER RIGHTS. Except as otherwise required by the Florida Revised
     Statutes and as may otherwise be provided in theses Amended Articles of
     Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

     PREFERRED STOCK. The powers, preferences, rights, qualifications, terms, limitations and restrictions pertaining to the Preferred Stock, or any
     Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Amended Articles of
     Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the ease of the
     Preferred Stock, in one or more series, all as the Board of Directors in

                                       16

     its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The Board of Directors, from time to time, also may authorize, by resolution, options, warrants, and other rights convertible into Common Stock or Preferred Stock
     (collectively "securities"). The securities must be issued for such consideration, including cash, property, or services, as the Board of
     Directors may deem appropriate, subject to the requirements that the value of such consideration be no less than the par value of the shares issued.
     Any shares issued for which the consideration so fixed has been paid or delivered shall be fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment  thereon, provided that the actual value of such consideration is not less than the par value of the shares so issued. The Board of Directors may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock only to the then holders of the outstanding shares of the Common Stock.

     CUMULATIVE VOTING. Except as otherwise required by the applicable law, there  shall be no cumulative voting on any matter brought to a vote of stockholders of the corporation.

     DENY PREEMPTIVE RIGHTS. No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire and shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether new or hereafter authorized, or created, may be issued or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options  may be granted by the Board of
     Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms as the Board of directors in its  discretion  may  determine, without  first offering the same, or any thereof, to any said holder."

II.  Date Amendment Adopted.
The amendment set forth in these Articles of Amendment was adopted on ________,
2002.

III. Shareholder Approval of Amendment.
The Amendment set forth in this Articles of Amendment was approved by the
Corporation's Board of Directors and approved by the shareholders by a vote sufficient for approval of the Amendment. The undersigned executed this document on the date shown below.

By: _____________________
Name:  Gerald Sklar
Title: President/Director
Date:____________________

                                       17
--------------------------------------------------------------------------------

                                      PROXY

FOR ACTION IN LIEU OF SPECIAL MEETING OF THE SHAREHOLDERS OF WINMAX TRADING
GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Gerald Sklar with full power of substitution, as
Proxy to vote the shares which the undersigned is entitled to vote on or before
October 18, 2002 in order to take the written action of Shareholders in lieu of a special meeting.

Please mark your votes as indicated: [X]

This Proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
IN FAVOR OF THE PROPOSED ACTION-- Amendment to our Articles of Incorporation
increasing our authorized common stock to 750,000,000 shares.

1.   To amend our Articles of Incorporation to: increase our authorized common stock to Seven Hundred Fifty Million (750,000,000) shares from Two Million Five
Hundred Thousand (2,500,000) shares.

              FOR Approval                   NOT FOR Approval
                 [_]                                [_]

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: _______________, 2002

Signature(s):

______________________

______________________
Joint tenant

  Please return this Proxy in the enclosed self-addressed stamped envelope to:
                         Hamilton, Lehrer & Dargan, P.A.
                     Attention: Brenda Lee Hamilton, Esquire
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                            Telephone: (561) 416-8956
                            Facsimile: (561) 416-2855

                                       18